SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 13, 1998





                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________




_________________________________________________________________
(Former name or former address, if changes since last report.)


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ITEM 5.  OTHER EVENTS

On January 13, 1998 CPI Corp. issued the following press release:

     CPI CORP. ANNOUNCES FINAL TENDER OFFER RESULTS

     St. Louis, MO., January 13, 1998 - CPI Corp. (NYSE: CPY) today announced the final results of its Dutch Auction tender offer which expired Wednesday, January 7 at 12:00 midnight, New York City time.

     CPI said that 1,999,215 shares were tendered at or below $23.00 per share. Under the terms of the offer, CPI has purchased 1,999,215 shares of its common stock at $23.00 per share. The depositary for the tender offer will issue payment promptly for the shares that have been purchased.

     CPI is a consumer services company operating approximately
     1,200 retail locations, including 1,030 Sears Portrait
     Studios in the U.S., Puerto Rico and Canada and 157 Prints
     Plus wall decor stores.

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  January 14, 1998























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